Exhibit 99.1

OptimizeRx Reports Third Quarter 2023 Financial Results

- Increases guidance for 2023 and introduces guidance for 2024

- Total revenue of $16.3 million

- GAAP net loss per share of $(0.17)

- Non-GAAP net income per share of $0.09

- Total DAAP (fka RWD) deals for the year now stands at 16

- Completed acquisition of Medicx Health after quarter end

WALTHAM, Mass. – November 6, 2023 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), the leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, reported results for the three months ended September 30, 2023. Quarterly comparisons are to the same year-ago period.

Financial Highlights

●	Revenue in the third quarter of 2023 increased 8% to $16.3 million, as compared to $15.1 million in the same year ago period.

●	Gross profit in the third quarter of 2023 increased 4% year-over-year to $9.8 million, from $9.4 million during the third quarter of 2022.

●	GAAP net loss totaled $(2.9) million or $(0.17) per basic and diluted shares outstanding in the third quarter, as compared to $(3.5) million or $(0.19) during the third quarter of 2022.

●	Non-GAAP net income in the third quarter totaled $1.6 million or $0.09 per fully diluted shares outstanding, as compared to $1.3 million or $0.07 per fully diluted shares outstanding during the third quarter of 2022 (see definition of this non-GAAP measure and reconciliation to GAAP, below).

●	Adjusted EBITDA for the third quarter of 2023 came in at $0.9 million compared to $1.0 million in the same year ago period (see definition of this non-GAAP measure and reconciliation to GAAP, below).

●	Cash, cash equivalents and short-term investments totaled $63.5 million as of September 30, 2023 as compared to $74.1 million as of December 31, 2022

Will Febbo, OptimizeRx CEO commented, “I am excited to announce third quarter results came in well above expectations. We’ve seen significant momentum build up since the start of the second half of 2023, particularly around the utilization of our Dynamic Audience Activation Platform (DAAP). In fact, our total number of deals for the year is tracking ahead of expectations and now stands at 16. The macro headwinds we’ve been highlighting since the middle of last year have seemed to normalize and large pharma that started initial pilot programs with companies that had newly entered the space are now completing the measurement of these programs and, as we expected, have learned that these solutions are not scalable and are beginning to drive spend back our way.”

“As a result, we couldn’t have asked for better timing to complete the acquisition of Medicx Health. Both business lines are showing growth, profitability, and are seeing significant client engagement. We are also moving forward as planned on executing against the numerous revenue, technological and operational synergies we identified. On a combined basis, revenues are expected to quickly surpass $100 million over the next 12 months while generating profitability and cash flow. The transaction further expands our omnichannel reach beyond HCPs to patients while adding multiple channels we haven’t accessed previously. The ability to provide significant scale for pharma manufacturers is quickly moving us up the decision maker hierarchy within our larger customers.”

“Given that backdrop, I’m happy to say, we’re increasing our guidance for 2023 and are now looking for revenue and adjusted EBITDA to come in between $68-$70 million and $3-$4 million, respectively, for the year. We expect OptimizeRx’s pre-acquisition business will account for $63 to $65 million of 2023’s revenue guidance, which is up from our previous guidance which called for revenue to be in the mid-50 to low-60 million dollar range. We’re also introducing preliminary 2024 guidance and expect revenue to be at least $110 million and expect adjusted EBITDA margins to be at least 10%.”

Key Performance Indicators (KPIs)*	Rolling Twelve Months Ended September 30, 2023	Rolling Twelve Months Ended June 30, 2023
Average revenue per top 20 pharmaceutical manufacturer	$2,075,078	$1,972,308
Percent of top 20 pharmaceutical manufacturers that are customers	90%	90%
Top 20 pharmaceutical manufacturers as percent of total net revenues	59%	58%
Net revenue retention	93%	89%
Revenue per averages full-time employee (FTE)	$570,973	$559,646

2023 Financial Outlook

Based on OptimizeRx’s results for the first nine months of 2023 and its recent acquisition, the Company is updating its full year financial outlook for 2023. Revenues for 2023 are now expected to be between $68 million and $70 million and we expect our adjusted EBITDA to come in between $3 million and $4 million.

The Company is introducing preliminary 2024 guidance at this time and expects revenue to be at least $110 million with an adjusted EBITDA margin of at least 10%.

Conference Call

Date:	Monday, November 6, 2023
Time:	8:30 a.m. Eastern Time (5:30 a.m. Pacific Time)
Toll Free:	1-877-423-9813
International:	1-201-689-8573
Conference ID:	13742267

Call Me Link: https://callme.viavid.com/viavid/?callme=true&passcode=13742267&h=true&info=company-email&r=true&B=6

Webcast: https://viavid.webcasts.com/starthere.jsp?ei=1640427&tp_key=4d243008bb.

Definition and Use of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share or non-GAAP EPS, Adjusted EBITDA and Adjusted EBITDA margin, all of which are non-GAAP financial measures.

The Company defines non-GAAP net income (loss) as GAAP net income (loss) with an adjustment to add back depreciation, amortization, stock-based compensation, acquisition expenses, severance expense related to a reduction in force, income or loss related to the fair value of contingent consideration, and deferred income taxes. Non-GAAP EPS is defined as non-GAAP net income (loss) divided by the number of weighted average shares outstanding on a diluted basis. Adjusted EBITDA is defined as GAAP net income (loss) with an adjustment to add back depreciation, amortization, interest, stock-based compensation, acquisition expenses, severance expense related to a reduction in force, income or loss related to the fair value of contingent consideration, and deferred income taxes. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance. Management believes that these non-GAAP financial measures provide additional insight into the operations and cash flow of the Company.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that exclude non-cash expenses allows for meaningful comparisons between the Company’s core business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s own core business operating results over different periods of time.

The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. The Company’s non-GAAP net income (loss), non-GAAP EPS, Adjusted EBITDA and Adjusted EBITDA margin are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company does not consider these non-GAAP measures to be substitutes for or superior to the information provided by its GAAP financial results.

The table, “Reconciliation of GAAP to NON-GAAP Financial Measures,” included below, provides a reconciliation of non-GAAP net income (loss), non-GAAP EPS, and Adjusted EBITDA for the three and nine months ended September 30, 2023 and 2022. Although the Company provides guidance for Adjusted EBITDA and Adjusted EBITDA margin, it is not able to provide guidance to the most directly comparable GAAP measures. Reconciliations for forward-looking figures would require unreasonable efforts at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Definition of Key Performance Indicators*

Top 20 pharmaceutical manufacturers: The definition of “top 20 pharmaceutical manufacturers” is based upon Fierce Pharma’s list of “The top 20 pharma companies by 2022 revenue”.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average Full Time Employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 60% of U.S. healthcare providers and millions of their patients through the most intelligent technology platform embedded within a proprietary digital point-of-care network, OptimizeRx helps patients start and stay on their medications.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance, expected revenues, expected Adjusted EBITDA, expected adjusted EBITDA margin and prospects. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, any synergies and other anticipated benefits of the Medicx merger may not be realized or may take longer than anticipated to be realized; the risk that the integration of OptimizeRx and Medicx will be more costly or difficult than expected; the effect of government regulation, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2023	December 31, 2022

ASSETS
Current assets
Cash and cash equivalents	$9,921,475	$18,208,685
Short-term investments	53,620,576	55,931,821
Accounts receivable, net	20,838,762	22,155,301
Prepaid expenses and other	3,008,858	2,280,828
Total current assets	87,389,671	98,576,635
Property and equipment, net	149,304	137,448
Other assets
Goodwill	22,673,820	22,673,820
Technology assets, net	7,548,337	7,702,895
Patent rights, net	1,777,669	1,940,178
Deferred financing costs	300,000	—
Right of use assets, net	148,641	235,320
Other intangible assets, net	3,141,709	3,384,889
Other long-term assets	800,000	—
Total other assets	36,390,176	35,937,102
TOTAL ASSETS	$123,929,152	$134,651,185

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable – trade	691,159	1,549,979
Accrued expenses	3,108,907	2,601,246
Revenue share payable	3,685,390	3,990,440
Current portion of lease liabilities	27,687	89,902
Deferred revenue	188,394	164,309
Total current liabilities	7,701,538	8,395,876
Non-current liabilities
Lease liabilities, net of current portion	120,955	144,532
Total liabilities	7,822,493	8,540,408

Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at September 30, 2023 or December 31, 2022	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 18,386,920 and 18,288,571 shares issued at September 30, 2023 and December 31, 2022, respectively	18,387	18,289
Treasury stock, $0.001 par value, 1,741,397 and 1,214,398 shares held at September 30, 2023 and December 31, 2022, respectively	(1,741)	(1,214)
Additional paid-in-capital	176,206,572	172,785,800
Accumulated deficit	(60,116,559)	(46,692,098)
Total stockholders’ equity	$116,106,659	$126,110,777
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$123,929,152	$134,651,185

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022

Net revenue	$16,331,484	$15,085,504	$43,152,560	$42,795,699
Cost of revenues, exclusive of depreciation and amortization presented separately below	6,531,183	5,664,733	18,093,949	16,283,307
Gross profit	9,800,301	9,420,771	25,058,611	26,512,392

Operating expenses
General and administrative expenses	12,887,083	12,661,703	39,161,752	36,373,298
Depreciation, amortization and noncash lease expense	466,706	515,828	1,395,400	1,565,484
Total operating expenses	13,353,789	13,177,530	40,557,152	37,938,782
Loss from operations	(3,553,487)	(3,756,759)	(15,498,541)	(11,426,390)
Other income
Interest income	688,190	289,967	2,074,081	313,786
Loss before provision for income taxes	(2,865,297)	(3,466,792)	(13,424,460)	(11,112,604)
Income tax benefit	—	—	—	—
Net loss	$(2,865,297)	$(3,466,792)	$(13,424,460)	$(11,112,604)
Weighted average number of shares outstanding – basic	16,637,606	17,981,184	16,907,482	17,994,288
Weighted average number of shares outstanding – diluted	16,637,606	17,981,184	16,907,482	17,994,288
Loss per share – basic	$(0.17)	$(0.19)	$(0.79)	$(0.62)
Loss per share – diluted	$(0.17)	$(0.19)	$(0.79)	$(0.62)

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Nine Months Ended September 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(13,424,460)	$(11,112,604)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,395,400	1,565,484
Stock-based compensation	11,089,853	11,476,662
Increase in bad debt reserve	478,086	132,727
Changes in:
Accounts receivable	838,453	6,854,150
Prepaid expenses and other assets	(728,030)	2,199,333
Accounts payable	(858,820)	393,817
Revenue share payable	(305,049)	(1,704,593)
Accrued expenses and other liabilities	508,548	(1,237,689)
Deferred revenue	24,084	(716,693)
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(981,935)	7,850,594

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of property and equipment	(81,767)	(64,667)
Purchases of held-to-maturity investments	(162,777,510)	(37,468,889)
Redemptions of held-to-maturity investments	165,088,755	—
EvinceMed acquisition	—	(2,000,000)
Acquisition of intangible assets, including intellectual property rights	(3,796)	(158,321)
Capitalized software development costs	(1,561,447)	—
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	664,235	(39,691,877)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(292,789)	—
Repurchase of common stock	(7,522,426)	(12,561,571)
Proceeds from exercise of stock options	145,706	1,050,104
Loan origination costs	(300,000)	—
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(7,969,509)	(11,511,467)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(8,287,209)	(43,352,750)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	18,208,685	84,681,770
CASH AND CASH EQUIVALENTS - END OF PERIOD	$9,921,475	$41,329,020

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$—	$—
Reduction of EvinceMed purchase price for amounts previously paid	$—	$708,334
Shares issued in connection with acquisition	$—	$9,374,455
Cash paid for income taxes	$—	$—

The accompanying notes are an integral part of these condensed consolidated financial statements.

OPTIMIZERX CORPORATION

RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES

(UNAUDITED)

	Three Months Ended September 30, 2023		Nine months ended September 30, 2023
	2023	2022	2023	2022
Net loss	$(2,865,297)	$(3,466,792)	$(13,424,460)	$(11,112,604)
Depreciation, amortization and noncash lease expense	466,706	515,828	1,395,400	1,565,484
Stock-based compensation	3,206,227	4,277,241	11,089,853	11,476,662
Severance expense	206,477	—	206,477	—
Acquisition expense	554,741	—	580,691	22,318
Non-GAAP net income (loss)	1,568,854	1,326,277	(152,039)	1,951,860

Non-GAAP net income (loss) per share
Diluted	$0.09	$0.07	$(0.01)	$0.11
Weighted average shares outstanding:
Diluted	16,648,778	18,088,406	16,907,482	18,011,885

	Three Months Ended September 30, 2023		Nine months ended September 30, 2023
	2023	2022	2023	2022
Net loss	$(2,865,297)	$(3,466,792)	$(13,424,460)	$(11,112,604)
Depreciation, amortization and noncash lease expense	466,706	515,828	1,395,400	1,565,484
Stock-based compensation	3,206,227	4,277,241	11,089,853	11,476,662
Severance expense	206,477	—	206,477	—
Acquisition expense	554,741	—	580,691	22,318
Interest income	(688,190)	(289,967)	(2,074,081)	(313,786)
Adjusted EBITDA	880,664	1,036,310	(2,226,120)	1,638,074